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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 27, 2006

                       COMPUTERIZED THERMAL IMAGING, INC.
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             (Exact Name of Registrant as Specified in its Charter)


              NEVADA                     001-16253           87-0458721
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 (State or other jurisdiction of        (Commission           (IRS Employer
 incorporation or organization)         File Number)        Identification No.)


         1719 WEST 2800 SOUTH
             OGDEN, UTAH                                    84401
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  (Address of Principal Executive Offices)                (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (801) 776-4700
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                                       N/A
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             (Former name, former address, and formal fiscal year,
                         if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)



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ITEM 8.01 OTHER EVENTS.

     On November 14, 2006, Computerized Thermal Imaging, Inc. (the "Company") was required to file with the Securities and Exchange Commission (the "SEC") a Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2006 (the "Form 10-QSB"). Due to a lack of financial and operational resources, the Board of Directors of the Company concluded that the Company is unable to complete and file the Form 10-QSB as required.

     To the extent that the Company obtains the financial and operational resources necessary to complete the Form 10-QSB and engage its independent public accountants to review the unaudited quarterly financial statements set forth in the Form 10-QSB, it currently intends to do so. Until such time that the Company is able to restore its compliance with reporting obligations under the rules and regulations of the SEC, the Company cautions that the financial and operational information available to the financial community, Company shareholders and the general public is incomplete and does not reflect the current operational and financial condition of the Company. The Company can provide no assurance that it will ever restore its compliance with the reporting obligations required under the rules and regulations promulgated by the SEC.

FORWARD-LOOKING STATEMENTS
--------------------------

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those currently anticipated. Among those risks, trends and uncertainties are uncertainties regarding the Company's ability to raise additional capital to fund its operations and the Company's ability to continue as a going concern. Additional risks, trends and uncertainties, which could cause the Company's actual results to differ from those currently anticipated, and which should be given careful consideration, are identified in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-KSB for the Year Ended June 30, 2006, filed with the Securities and Exchange Commission on September 29, 2006. The Company undertakes no duty to update or revise these forward-looking statements.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Computerized Thermal Imaging, Inc.



Dated:  November 27, 2006      By: /s/ Richard V. Secord
                               ------------------------------------
                               Richard V. Secord
                               Chairman of the Board and
                                 Chief Executive Officer



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